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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 31, 2004

                                    CDI Corp.
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             (Exact Name of Registrant as Specified in Its Charter)

                                  Pennsylvania
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                 (State or Other Jurisdiction of Incorporation)

                 1-5519                            23-2394430
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        (Commission File Number)        (IRS Employer Identification No.)

       1717 Arch Street, 35th Floor, Philadelphia, PA         19103-2768
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          (Address of Principal Executive Offices)            (Zip Code)

                                 (215) 569-2200
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02   Results of Operations and Financial Condition.

On January 6, 2005, CDI Corp. (sometimes referred to in this Report as "the Company") issued a news release which announced that the Company would record certain charges during the fourth quarter of 2004, which will result in earnings for that period being significantly below expectations. A copy of the Company's news release is attached hereto as Exhibit 99 and is hereby incorporated by reference.

Item 2.05   Costs Associated with Exit or Disposal Activities.

On December 31, 2004 a final commitment was made to vacate excess office space leased by Management Recruiters International, Inc. ("MRI"), a subsidiary of the Company. The space, which is located in Cleveland, Ohio, was MRI's former headquarters. MRI's executive offices moved to Philadelphia in 2003, which reduced the need for office space in Cleveland. The lease for this space runs until February 2011. As a result of MRI vacating a portion of that space, which was completed on December 31, 2004, the Company will, as of the end of fiscal 2004, take a pre-tax charge against earnings of $1.9 million. This charge will cause the Company's operating expenses to be reduced during the remaining term of the lease, with an operating expense reduction of $0.6 million anticipated in 2005.

Item  9.01. Financial Statements and Exhibits.

(c)   Exhibits.

     Exhibit 99 - CDI Corp. news release dated January 6, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CDI CORP.
                                            (Registrant)

                                            By:  /s/ Jay G. Stuart
                                                 -------------------------------
                                                 Jay G. Stuart
                                                 Executive Vice President and
                                                 Chief Financial Officer

Date:  January 6, 2005

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EXHIBIT INDEX

Exhibit Number    Description
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99                News Release dated January 6, 2005, issued by CDI Corp.